                                                         Exhibit Index on Page 4

    As filed with the Securities and Exchange Commission on December 1, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       NOVEMBER 18, 1997


Commission File Number:    1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)


                MARYLAND                                     22-1657560
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                        Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                07663
    (Address of principal executive offices)                  (Zip Code)


                                  (201)587-1000
              (Registrant's telephone number, including area code)


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 1.           Not Applicable.

Items 2-4.        Not Applicable.

Item 5.           Other Events.

                  On November 18, 1997, Vornado Realty Trust entered into an agreement to acquire a 100% leasehold interest in One Penn Plaza, a 57 story Manhattan office building, for approximately $410 million. The building contains approximately 2,350,000 square feet and encompasses substantially the entire square block bounded by 33rd Street, 34th Street, Seventh Avenue and Eighth Avenue. The acquisition, which is expected to close by the end of the first quarter of 1998, is subject to certain rights of first refusal and other conditions; accordingly, there can be no assurance that the proposed transaction ultimately will be completed.

                  On November 21, 1997, Vornado Realty Trust entered into an agreement to acquire 150 East 58th Street, a 39 story Manhattan office building, for approximately $118 million. The building contains approximately 550,000 square feet. The acquisition, which is subject to customary closing conditions, is expected to be completed in the first quarter of 1998.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)(b)   Not Applicable.

         (c)      Exhibits.

         Exhibit No.                  Exhibit
         -----------                  -------
           99.1            Press Release, dated November 18, 1997, of Vornado
                           Realty Trust, announcing an agreement to acquire One
                           Penn Plaza.

           99.2            Press Release, dated November 21, 1997, of Vornado
                           Realty Trust, announcing an agreement to acquire 150
                           East 58th Street.


Item 8.           Not Applicable.

                              VORNADO REALTY TRUST


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        VORNADO REALTY TRUST
                                            (Registrant)



Date:  November 26, 1997                   /s/ Joseph Macnow
                                            JOSEPH MACNOW
                                           Vice President,
                                       Chief Financial Officer

                                                 INDEX TO EXHIBITS


Exhibit No.                        Exhibit                                Page
-----------                        -------                                ----

      99.1             Press Release, dated November 18, 1997, of
                       Vornado Realty Trust, announcing an agreement
                       to acquire One Penn Plaza.                           5

      99.2             Press Release dated November 21, 1997, of
                       Vornado Realty Trust, announcing an agreement
                       to acquire 150 East 58th Street.                     6